Events after the Reporting Date	12 Months Ended
Dec. 31, 2017
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Events after the Reporting Date
35.	EVENTS AFTER THE REPORTING DATE

Final dividend

On 14 February 2018, Gold Fields declared a final dividend of 50 SA cents per share.

Sale of Arctic Platinum project (“APP”)

On 24 January 2018, Gold Fields sold APP to Finnish subsidiary of private equity fund CD Capital Natural Resources Fund III.

The purchase consideration comprises US$40.0 million cash and royalty (2% NSR (net smelter return) on all metals, with 1% capped at US$20.0 million and 1% uncapped).

The sale includes all of the project assets for APP including the Suhanko mining licence (and associated real estate), all other mining and exploration properties, project permits and all other project-related assets.